Exhibit 99.3


Contents
--------------------------------------------------------------------------------

Unaudited Consolidated Financial Statements
                                                                            Page

Consolidated Balance Sheet                                                   1

Consolidated Statements of Income and Retained Earnings                      2

Consolidated Statement of Cash Flows                                         3

Notes to Consolidated Financial Statements                                   4

PACIFIC DECISION SCIENCES CORPORATION
AND SUBSIDIARIES
--------------------------------------------------------------------------------

                           Consolidated Balance Sheet
                               September 30, 2000
                                   (Unaudited)



                                     Assets

Current Assets
   Cash and cash equivalents                                          $2,355,474
   Accounts receivable                                                 2,989,842
   Inventory                                                             312,976
   Deferred income tax asset                                             116,800
                                                                      ----------
         Total Current Assets                                          5,775,092

Equipment and Leasehold Improvements, Net                                127,971

Other Assets                                                             283,244
                                                                      ----------
                                                                      $6,186,307
                                                                      ==========




                      Liabilities and Stockholders' Equity


Current Liabilities
   Accounts payable and accrued expenses                              $  465,655
   Income taxes payable                                                   34,145
   Deferred income tax liability                                       1,582,780
   Deferred revenue                                                      184,099
                                                                      ----------
         Total Current Liabilities                                     2,266,679
                                                                      ----------

Stockholders' Equity
   Common stock:
      Authorized,10,000,000 shares of no par value;
         5,719,500 shares issued and outstanding                         202,000
   Retained earnings                                                   3,717,628
                                                                      ----------
         Total Stockholders' Equity                                    3,919,628
                                                                      ----------
                                                                      $6,186,307
                                                                      ==========

--------------------------------------------------------------------------------
See the accompanying notes to consolidated financial statements.

PACIFIC DECISION SCIENCES CORPORATION
AND SUBSIDIARIES
-------------------------------------------------------------------------------

            Consolidated Statements of Income and Retained Earnings
               For The Three Months Ended September 30, 2000
                                   (Unaudited)






                        Consolidated Statement of Income


Sales                                                                 $1,803,071

Cost of Sales                                                            493,992
                                                                      ----------

Gross Profit                                                           1,309,079

Operating Expenses                                                     1,106,000

Other Income                                                              31,723
                                                                      ----------

Income Before Provision for Income Taxes                                 234,802

Provision for Income Taxes (Note 4)                                      116,198
                                                                      ----------

Net Income                                                            $  118,604
                                                                      ==========




                Consolidated Statement of Retained Earnings



Balance - Beginning of Period                                         $3,599,024

Net Income                                                               118,604
                                                                      ----------

Balance - End of Period                                               $3,717,628
                                                                      ==========


--------------------------------------------------------------------------------
See the accompanying notes to consolidated financial statements.          Page 2

PACIFIC DECISION SCIENCES CORPORATION
AND SUBSIDIARIES
--------------------------------------------------------------------------------

                      Consolidated Statement of Cash Flows
                    For The Three Months Ended September 30, 2000
                                   (Unaudited)



Cash Flows From Operating Activities
   Net income                                                        $  118,604
   Adjustments to reconcile net income to net cash provided
      by operating activities:
         Depreciation                                                     6,644
         Change in assets and liabilities:
            Decrease in accounts receivable                             986,235
            Decrease in refundable income taxes                          89,400
            Increase in accounts payable and accrued expenses           267,348
            Increase in income taxes payable                             34,145
            Decrease in deferred income taxes                            (7,020)
            Decrease in deferred revenue                               (141,704)
                                                                     ----------

Cash Flows Provided by Operating Activities                           1,353,652

Cash Flows From Investing Activities
   Payments for software development                                   (283,244)
                                                                     ----------


Increase in Cash and Cash Equivalents                                 1,070,408

Cash and Cash Equivalents - Beginning of Period                       1,285,066
                                                                     ----------

Cash and Cash Equivalents - End of Period                            $2,355,474
                                                                     ==========

Supplemental Disclosure of Cash Flow Information
   Income taxes paid                                                 $    5,667
                                                                     ==========

--------------------------------------------------------------------------------
See the accompanying notes to consolidated financial statements.          Page 3

PACIFIC DECISION SCIENCES CORPORATION
AND SUBSIDIARIES
--------------------------------------------------------------------------------

                   Notes to Consolidated Financial Statements
                               September 30, 2000
                                   (Unaudited)



1.   BASIS OF PRESENTATION

     The accompanying unaudited consolidated financial statements of Pacific Decision Sciences Corporation ("PDSC") as of September 30, 2000 and for the three months then ended have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of PDSC's management, all adjustments (consisting only of normal recurring adjustments) considered necessary to present fairly the consolidated financial statements have been made.

     The consolidated statement of income for the three months ended September 30, 2000 is not necessarily indicative of the results that may be expected for the entire year. These statements should be read in conjunction with the audited consolidated financial statement and related notes thereto for the year ended June 30, 2000.


2.   PRINCIPLES OF CONSOLIDATION

     The financial statements include the accounts of PDSC and its wholly owned subsidiaries. All material intercompany balances and transactions have been eliminated.

--------------------------------------------------------------------------------
                                                                         Page 4